                                                                   Exhibit 10(f)
                                                             Amendment to Credit
                                                                   Agreement

                                                                  CONFORMED COPY


                       AMENDMENT NO. 1 TO CREDIT AGREEMENT


     AMENDMENT dated as of July 25, 1997 to the Credit Agreement dated as of January 30, 1997 (the "CREDIT AGREEMENT") among TENET HEALTHCARE CORPORATION (the "BORROWER"), the LENDERS, MANAGING AGENTS and CO-AGENTS party thereto, the SWINGLINE BANK party thereto, THE BANK OF NEW YORK and THE BANK OF NOVA SCOTIA, as Documentation Agents, BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Syndication Agent, and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent (the "ADMINISTRATIVE AGENT").

                              W I T N E S S E T H :

     WHEREAS, the parties hereto desire to amend the Credit Agreement to (i) modify the definition of Consolidated EBITDA so that certain charges incurred by the Borrower in the third and fourth quarters of 1997 and certain non-cash and merger-related charges that may be incurred by the Borrower will be excluded in calculating the amount thereof, (ii) exclude the effect of certain charges incurred in the third and fourth quarters of 1997 on the Borrower's Consolidated Net Worth for purposes of compliance with the minimum Consolidated Net Worth covenant and (iii) permit the Borrower to prepay, defease or redeem certain Debt that is subordinated in right of payment to the Loans;

     NOW, THEREFORE, the parties hereto agree as follows:

     SECTION 1. DEFINED TERMS; REFERENCES. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

     SECTION 2. CONSOLIDATED EBITDA. The definition of "Consolidated EBITDA" in
Section 1.01 of the Credit Agreement is amended to read as follows:

          "Consolidated EBITDA" means, for any period of four consecutive Fiscal Quarters, the sum of (i) the consolidated net income of the Borrower and its Subsidiaries for such period plus (ii) to the extent deducted in determining such consolidated net income, the sum of (A) interest expense,
     (B) income taxes, (C) depreciation and amortization expenses, (D) other non-cash charges (other than those non-cash charges that reflect a past expenditure of cash (such as prepaid expenses and other similar charges) or future expenditure of cash) and (E) merger-related charges, all determined on a Pro Forma Basis; PROVIDED that Consolidated EBITDA shall be calculated so as to exclude the effect of (w) any gain or loss that is classified as extraordinary in accordance with GAAP, (x) any gain or loss from any sale or other disposition of any Healthcare Facility, any Healthcare Business or any Equity Interest in any Person and (y) non-recurring charges recorded by the Borrower in the third and fourth Fiscal Quarters of 1997.

     SECTION 3. CONSOLIDATED NET WORTH. Section 5.10 of the Credit Agreement is amended to read as follows:

          Section 5.10. CONSOLIDATED NET WORTH. Consolidated Net Worth will at no time be less than the sum of (i) $2,750,000,000 PLUS (ii) 75% of the consolidated net income of the Borrower and its Subsidiaries for each Fiscal Quarter ended after November 30, 1996, if such consolidated net income for such Fiscal Quarter is positive (PROVIDED that, for any Fiscal Quarter when consolidated net income of the Borrower and its Subsidiaries was reduced as a result of a charge included in clause (iv), consolidated net income for such Fiscal Quarter shall be calculated to exclude the after-tax effect of such charge), PLUS (iii) 100% of the amount by which the consolidated stockholders' equity of the Borrower and its Subsidiaries is increased after November 30, 1996 as a result of any issuance or sale of Equity Interests by the Borrower (other than the issuance of common stock of the Borrower as consideration for the Acquisition), MINUS (iv) the amount of non-recurring charges (calculated on an after-tax basis) recorded by the Borrower in the third and fourth Fiscal Quarters of 1997.

     SECTION 4. RESTRICTION ON PREPAYING SUBORDINATED DEBT. Section 5.15 of the Credit Agreement is amended to read as follows:

          Section 5.15. RESTRICTION ON PREPAYING SUBORDINATED DEBT. Neither the Borrower nor any Subsidiary will prepay, defease or purchase, prior to the date on which it is required by its terms to be repaid, repurchased or otherwise retired, all or any portion of any Debt of the


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

     Borrower that is subordinated in right of payment to the Loans; PROVIDED that (x) the Borrower may prepay, defease or repurchase such Debt in an aggregate amount not in excess of the net cash proceeds received by the Borrower from the issue and sale or incurrence of additional subordinated Debt in the 12 month period prior to, or substantially concurrently with, such prepayment, defeasance or repurchase, so long as such additional subordinated Debt has a final maturity after the final maturity of, and a weighted average life that is longer than the weighted average life of, the subordinated Debt prepaid, defeased or repurchased, and (y) in addition to any subordinated Debt prepaid, defeased or repurchased pursuant to clause
     (x), the Borrower may prepay, defease or repurchase such Debt so long as the aggregate cash (or value of property) used therefor, plus the aggregate amount of Restricted Payments made in accordance with Section 5.12, does not at any time exceed the sum of (i) $500,000,000 and (ii) 50% of the Borrower's cumulative consolidated net income for the period (treated as a single accounting period) commencing June 1, 1998 and ending on the last day of the last Fiscal Quarter ended prior to the date of such prepayment, defeasance or repurchase.

     SECTION 5. REPRESENTATIONS OF BORROWER. The Borrower represents and warrants that (i) the representations and warranties of the Borrower set forth in Article 4 of the Credit Agreement will be true on and as of the Amendment Effective Date and (ii) no Default will have occurred and be continuing on such date.

     SECTION 6. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

     SECTION 7. COUNTERPARTS. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     SECTION 8. EFFECTIVENESS. This Amendment shall become effective on the date (the "AMENDMENT EFFECTIVE DATE") when the Administrative Agent shall have received from each of the Borrower and the Required Lenders a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof.


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

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.



                              TENET HEALTHCARE CORPORATION


                              By:  /s/ T.P. McMullen
                                  ---------------------------------------------
                                  Title:     Treasurer

                              MORGAN GUARANTY TRUST COMPANY
                                  OF NEW YORK


                              By:   /s/ Diana H. Imhof
                                  ---------------------------------------------
                                  Title:    Vice President


                              BANK OF AMERICA NATIONAL TRUST
                                   AND SAVINGS ASSOCIATION


                              By:   /s/ Anthony L. Trunzo
                                  ---------------------------------------------
                                  Title:     Vice President


                              THE BANK OF NEW YORK


                              By:   /s/ Lisa Yee Brown
                                  ---------------------------------------------
                                  Title:     Vice President


                              THE BANK OF NOVA SCOTIA


                              By:   /s/ Christopher Johnson
                                  ---------------------------------------------
                                  Title:     Senior Relationship Manager

                              THE INDUSTRIAL BANK OF JAPAN,
                                   LIMITED, LOS ANGELES AGENCY


                              By:   /s/ Carl-Eric Benzinger
                                  ---------------------------------------------
                              Title:    Senior Vice President


                              ABN AMRO BANK N.V.
                                   LOS ANGELES INTERNATIONAL BRANCH


                              By:   /s/ Paul K. Stimpfl
                                  ---------------------------------------------
                                  Title:     Vice President


                              By:   /s/ Matthew S. Thomson
                                  ---------------------------------------------
                                  Title:     Group Vice President/Director


                              BANK OF TOKYO-MITSUBISHI TRUST COMPANY


                              By:   /s/ Jeb Beckwith
                                  ---------------------------------------------
                                  Title:     Vice President


                              THE CHASE MANHATTAN BANK


                              By:   /s/ Dawn Lee Lum
                                  ---------------------------------------------
                                  Title:     Vice President

                              DEUTSCHE BANK NEW YORK AND/OR
                                   CAYMAN ISLANDS BRANCHES


                              By:   /s/ Andreas Dirnagl
                                  ---------------------------------------------
                                  Title:     Vice President


                              By:   /s/ Iain Stewart
                                  ---------------------------------------------
                                  Title:     Vice Presidnet


                              THE LONG-TERM CREDIT BANK OF
                                   JAPAN, LTD.


                              By:   /s/ T. Morgan Edwards
                                  ---------------------------------------------
                                  Title:     Deputy General Manager


                              NATIONSBANK OF TEXAS, N.A.


                              By:   /s/ Elizabeth C. Gould
                                  ---------------------------------------------
                                  Title:     Vice President

                              PNC BANK, N.A.


                              By:   /s/ Karin M. George
                                  ---------------------------------------------
                                  Title:     Vice President

                              THE SANWA BANK LIMITED, DALLAS AGENCY


                              By:   /s/ Toru Sakamuro
                                  ---------------------------------------------
                                  Title:     Vice President


                              SOCIETE GENERALE


                              By:   /s/ J. Staley Stewart
                                  ---------------------------------------------
                                  Title:     Vice President


                              THE SUMITOMO BANK, LIMITED


                              By:   /s/ Goro Hirai
                                  ---------------------------------------------
                                  Title:     Joint General Manager


                              TORONTO DOMINION (TEXAS), INC.


                              By:   /s/ Darlene Riedel
                                  ---------------------------------------------
                                  Title:     Vice President


                              WACHOVIA BANK OF GEORGIA, N.A.


                              By:   /s/ T. Ashby Watts, IV
                                  ---------------------------------------------
                                  Title:     Vice President

                              COMMERZBANK AG
                                   LOS ANGELES BRANCH


                              By:   /s/ John Korthuis
                                  ---------------------------------------------
                                  Title:     Vice President


                              By:   /s/ Carl Kemmerer
                                  ---------------------------------------------
                                  Title:     Assistant Treasurer


                              CREDIT LYONNAIS NEW YORK BRANCH


                              By:   /s/ Farboud Tavangar
                                  ---------------------------------------------
                                  Title:     First Vice President


                              THE DAI-ICHI KANGYO BANK, LTD.
                                   LOS ANGELES AGENCY


                              By:   /s/ Masatsugu Morishita
                                  ---------------------------------------------
                                  Title:     Senior Vice President & Joint
                                             General Manager


                              THE FUJI BANK, LIMITED


                              By:   /s/ N. Umemura
                                  ---------------------------------------------
                                  Title:     Joint General Manager

                              KREDIETBANK N.V.


                              By:   /s/ Robert Snauffer
                                  ---------------------------------------------
                                  Title:     Vice President


                              By:   /s/ Todd R. Angus
                                  ---------------------------------------------
                                  Title:     Vice President


                              BANK OF MONTREAL


                              By:   /s/ Peter W. Steelman
                                  ---------------------------------------------
                                  Title:     Director


                              BANQUE PARIBAS


                              By:   /s/ Sean T. Conlon
                                  ---------------------------------------------
                                  Title:     Vice President


                              By:   /s/ Stanley P. Berkman
                                  ---------------------------------------------
                                  Title:     General Manager


                              CORESTATES BANK, N.A.


                              By:   /s/ Deirdre L. McAleer
                                  ---------------------------------------------
                                  Title:     Vice President and Team Leader

                              CREDIT SUISSE FIRST BOSTON


                              By:   /s/ David J. Worthington
                                  ---------------------------------------------
                                  Title:     Managing Director


                              By:   /s/ Mark A. Swanson
                                  ---------------------------------------------
                                  Title:     Vice President

                              SUMITOMO BANK OF CALIFORNIA


                              By: /s/ Shuji Ito
                                  ---------------------------------------------
                                  Title:    Vice President


                              THE ROYAL BANK OF SCOTLAND plc


                              By:   /s/ D. Dougan
                                  ---------------------------------------------
                                  Title:     Vice President


                              HIBERNIA NATIONAL BANK


                              By:   /s/ Christopher B. Pitre
                                  ---------------------------------------------
                                  Title:     Assistant Vice President

                              THE SUMITOMO TRUST & BANKING
                                   COMPANY LTD. NEW YORK BRANCH


                              By:   /s/ Suraj P. Bhatia
                                  ---------------------------------------------
                                  Title:     Senior Vice President, Manager
                                             Corporate Finance Department

                              BANQUE FRANCAISE DU COMMERCE EXTERIEUR


                              By:   /s/ Daniel Touffu
                                  ---------------------------------------------
                                  Title:     First VP and Regional Manager


                              By:   /s/ Iain A. Whyte
                                  ---------------------------------------------
                                  Title:     Vice President


                              BHF-BANK AKTIENGESELLSCHAFT


                              By:   /s/ Dan Dobrjanskyj
                                  ---------------------------------------------
                                  Title:     Assistant Vice President


                              By:   /s/ John D. Sykes
                                  ---------------------------------------------
                                  Title:     Assistant Vice President


                              MICHIGAN NATIONAL BANK


                              By:   /s/ Draga B. Palincas
                                  ---------------------------------------------
                                  Title:     Vice President/Relationship Manager


                              THE TOYO TRUST & BANKING CO., Ltd.


                              By:  /s/ Kenji Fujikawa
                                  ---------------------------------------------
                                  Title:     General Manager

                              THE TOKAI BANK LIMITED, LOS ANGELES AGENCY


                              By:   /s/ Kosuke Furukawa
                                  ---------------------------------------------
                                   Title:    Joint General Manager


                              UNITED STATES NATIONAL BANK OF OREGON


                              By:   /s/ Dale Parshall
                                  ---------------------------------------------
                                  Title:     Vice President





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